Exhibit 10.1

Execution Version

JOINDER TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT AND BORROWER ASSUMPTION

June 24, 2026

This Joinder to Second Amended and Restated Credit Agreement and Borrower Assumption (this “Agreement”), dated as of the date hereof, is made by Resideo Funding II LLC (the “New Borrower”) and Resideo Funding Inc. (the “Existing Borrower”) to and in favor of JPMorgan Chase Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Second Amended and Restated Credit Agreement referred to below.

Reference is made to the Second Amended and Restated Credit Agreement, dated as of June 4, 2026 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Resideo Technologies, Inc., Resideo Holding Inc., Resideo Intermediate Holding Inc., the Existing Borrower, the other companies party thereto, the financial institutions party thereto as lenders and issuing banks and the Administrative Agent. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement.

The New Borrower hereby acknowledges, agrees and elects to be a “Loan Party” for all purposes of and under the Credit Agreement and each of the other Loan Documents executed and delivered in connection therewith, effective from the date hereof. All references in the Credit Agreement and the other Loan Documents to the terms “Loan Party” or “Loan Parties” shall be deemed to include the New Borrower. By its execution of this Agreement, solely with respect to itself, the New Borrower hereby confirms that, as of the effective date of this Agreement, the representations and warranties contained in Article III of the Credit Agreement or any other Loan Document are true and correct in all respects (or, if any such representation or warranty is by its terms qualified by concepts of materiality, such representation or warranty is true and correct in all respects) with the same effect as if made on and as of the date hereof (or, to the extent stated to relate to a specific earlier date, on and as of such earlier date). Without limiting the generality of the foregoing, the New Borrower hereby agrees to perform all the obligations of a Loan Party under, and to be bound in all respects by the terms of, the Credit Agreement to the same extent and with the same force and effect as if it were a signatory party thereto as a Loan Party.

The parties hereby agree that immediately upon the Co-Borrower Merger, the New Borrower (i) shall become a party to the Credit Agreement as “Borrower” and a “Loan Party” under the Credit Agreement and the other Loan Documents with the same force and effect as if originally party thereto as Borrower and a Loan Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of Borrower and a Loan Party under the Credit Agreement, the Notes, if any, and under each other Loan Document, (ii) shall have all of the obligations and rights of Borrower and a Loan Party under the Credit Agreement, the Notes, if any, and the other Loan Documents, and (iii) shall be bound by all of the terms and provisions of the Credit Agreement.

As of the date hereof, Exhibits A, H, I, J-1, J-2, J-3, J-4, K, L and M to the Credit Agreement are hereby deleted and replaced with those Exhibits to the Credit Agreement attached as Annex I hereto.

Except as specifically modified hereby, all of the terms and conditions of the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect.

No reference to this Agreement need be made in the Credit Agreement or in any other Loan Document or other document or instrument making reference to the same, any reference to Loan Documents in any of such to be deemed a reference to the Credit Agreement, or other Loan Documents, as applicable, as modified hereby.

Each of the undersigned acknowledges that this Agreement shall be effective upon execution by the New Borrower, the Existing Borrower and the Administrative Agent. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement constitutes the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Delivery of an executed counterpart of a signature page of this Agreement that is an electronic signature transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.

[Remainder of Page Intentionally Left Blank; Signature Page to Follow]

Very truly yours,

NEW BORROWER:

RESIDEO FUNDING II LLC

By:	/s/ Joshua Foster
Name:	Joshua Foster
Title:	Secretary

EXISTING BORROWER:

RESIDEO FUNDING INC.

By:	/s/ Ian Schlegel
Name:	Ian Schlegel
Title:	Treasurer

[Signature page to Joinder to Second Amended and Restated Credit Agreement and Borrower Assumption]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ Alaina Moran
	Name:	Alaina Moran
	Title:	Vice President

[Joinder to Second Amended and Restated Credit Agreement and Borrower Assumption]

Annex I

Amended and Restated Exhibits to Credit Agreement

[Joinder to Second Amended and Restated Credit Agreement and Borrower Assumption]